Exhibit 99.1

Universal Hospital Services, Inc. Investor Presentation March 2010

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties based on management’s current views and assumptions. Actual events may differ materially. Please refer to the cautionary statement regarding forward-looking statements and risk factors that appear in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, and other filings with the SEC, which can be accessed at www.UHS.com under “Financials.” This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix. Forward Looking Statements

Monitors Bariatrics Ventilators IV Pumps Beds / Surfaces Wound Therapy Medical Equipment Fleet of > 0.5 million Units Owned or Managed Nationwide footprint of > 80 offices and 6 centers of excellence serving > 8,450 Customers UHS: A Leading Provider of Equipment Based Solutions

Examples Of Customers Acute Care Hospitals (~ 4,200) Alternative Care (~ 4,250) Manufacturers (> 200)

Hospital Admission & Discharge System Pharmacy / Drug Library New Equipment Technology Equipment Utilization Repair & Maint. Reporting / Compliance Capital Revenue Cycle / I.T. Equipment Manufacturers Drug / Pharmacy Distributors Staffing Staffing Productivity Consultants, Software Firms Purchasing Group Purchasing Org’s 3rd Party Biomed The Problem with Healthcare Solutions: “Slivers” of Value / Not “Accountable”

UHS Impacts All of These Processes and “Make It All Work” in the Hospital Through our Comprehensive Solutions UHS People, Processes & Technology Admission & Discharge System Pharmacy / Drug Library New Equipment Technology Equipment Utilization Repair & Maint. Reporting / Compliance Capital Revenue Cycle / I.T. Staffing Productivity Purchasing UHS is at the “Integration Center Point” of Technology, Information and Physical Processes

UHS’ “Solutions” Approach to Customers Gateway Solutions Comprehensive Solutions Vertical Solutions Efficiency Cost Patient Outcomes Peak Need Rental Biomed Services Asset Management CHAMP® Services Wound Care Patient Handling

Rental 10% Owned Equipment 90% Winter Spring Summer Fall Hospital Equipment Needs Peak Need Rental Biomed Services “Gateway” Solutions Satisfy Peak Need and Fast Response Needs Gateway Solutions also Serve as the Springboard for Other Products

Rental 10% Owned Equipment 90% Winter Spring Summer Fall Hospital Equipment Needs Asset Management CHAMP® Services Multi-billion $ Addressable Market UHS is “Full Time Resident” in the Hospital in Comprehensive Solutions Capital and Operating Cost Savings Allow Caregivers to Focus on Patient 0% 20% 40% 60% 80% Pre Asset Mgmt Post Asset Mgmt Improved Equipment Utilzation

Comprehensive Programs are More Deeply Penetrated with the Customer and a Channel for Pull Through Opportunities Peak Need Outsourcing Asset Management CHAMP® Services Average Revenue per Customer ~$20,000 > $800,000 ~ $150,000 Wound Therapy Services Patient Handling Rental Agreements Equipment Upgrades

Wound Care $1 Billion Market Patient Handling $600 million Market Asset Management CHAMP® Services Peak Need Rental Biomed Services Gateway Solutions Vertical Solutions Comprehensive Solutions Acquisition Opportunities Tremendous Capacity for More “Verticals” Via Our Established Infrastructure and ~ 8,450 Customers! “Gateway” and “Comprehensive” Solutions Establish Credibility to Bring “Vertical” Solutions

2009 Highlights Growth in asset management, patient handling and wound care offset headwinds noted below Headwinds: Economy Hospital census & expense control Weak Q1 flu season Health care reform: uncertainty H1N1 flu enhanced volumes in Q4 Bottom Line: despite lots of turbulence, UHS navigated the waters successfully........AGAIN! Adjusted EBITDA Performance Full Year 2009 +4% Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flows from Operations

$135 Bank Line (as of 12/31/09) Available Liquidity = $93 Used = $42 ( Including LOCs and net of cash and investments ) Liquidity Remains Robust Debt Maturities $- $100 $200 $300 $400 $500 2009 2010 2011 2012 2013 2014 2015 $135 Revolver

 4.8x $51 $108 2009 Mid 4’s (absent acquisitions) 5.0x Year-end Leverage $68 $104 2008 $85 - $90 (includes capital used for a one-time buyout of existing patient handling equipment) Accrual CAPEX $120 + 2010 E Adjusted EBITDA Estimated Guidance ($ in Millions) Refer to Appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations & Accrual CAPEX to Cash used in Investing Activities

Summary Numerous “lines in the water” will continue to drive growth again in 2010 despite continued economic and political headwinds Asset Management Acquisitions Biomed Services Patient Handling Wound Therapy

Appendix: Reconciliations

Adjusted EBITDA Reconciliation. Adjusted EBITDA is defined by UHS as Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA"), before management and board fees, stock option expense, ASC 805** impact, loss on extinguishment of debt, transaction and related costs and other. In addition to using Adjusted EBITDA internally as a measure of operational performance, we disclose Adjusted EBITDA externally to assist analysts, investors and lenders in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Management also understands that some industry analysts and investors consider Adjusted EBITDA as a supplementary non-GAAP financial measure useful in analyzing a company's ability to service debt. Adjusted EBITDA, however, is not a measure of financial performance under Generally Accepted Accounting Principals ("GAAP") and should not be considered as an alternative to, or more meaningful than, net income as a measure of operating performance or to cash flows from operating, investing or financing activities or as a measure of liquidity. Since Adjusted EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying interpretations and calculations, Adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies. Adjusted EBITDA does not represent an amount of funds that is available for management's discretionary use. A reconciliation of operating cash flows to EBITDA and Adjusted EBITDA is included below.

$ in Millions	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Net Cash provided by Operating Activities	$ 9.7	$ 15.2	$ 28.2	$ 31.7	$ 40.2	$ 16.0	$ 38.0	$ 44.0	$ 48.9	$ 29.8	$ 56.2	$ 56.0
Changes in Operating Assets and Liabilities	1.4	3.7	(3.5)	0.4	4.1	7.9	2.2	2.3	0.7	6.7	3.6	6.2
Other and Non-Cash Expenses	0.9	0.7	(2.3)	(3.7)	(11.7)	(7.9)	(3.4)	(3.3)	(4.1)	(28.5)	6.5	6.3
Income Tax Expense	(1.1)	(1.7)	0.1	0.1	0.1	0.3	1.2	0.8	0.6	(9.7)	(15.4)	(11.5)
Interest Expense	11.2	18.0	20.7	19.6	18.1	20.2	30.5	31.1	31.6	40.2	46.9	46.5
EBITDA	22.1	35.9	43.2	48.1	50.8	36.5	68.5	75.0	77.7	38.5	97.8	103.5
Recapitalization, company sale, stock compensation and severence expenses	5.1	-	-	1.6	10.1	14.4	-	-	-	27.2	-	-
Terminated IPO Expenses	-	-	-	1.2	-	-	-	-	-	-	-	-
Loss on extinguishment of debt	-	-	-	-	-	13.3	-	-	-	23.4	-	-
Financing and Reorganization Charges	$ 5.1	$ -	$ -	$ 2.8	$ 10.1	$ 27.7	$ -	$ -	$ -	$ 50.6	$ -	$ -
Management, Board, & Strategic Fees	-	-	0.3	0.4	0.3	0.3	0.7	0.8	1.6	1.0	1.3	1.3
Other	2.9	-	-	-	-	-	-	-	-	(0.7)	0.1	-
Stock Option Expense	-	-	-	-	-	-	-	-	1.7	3.7	2.5	1.3
ASC 805** Impact	-	-	-	-	-	-	-	-	-	2.4	2.3	2.0
Adjusted EBITDA	$ 30.1	$ 35.9	$ 43.5	$ 51.3	$ 61.2	$ 64.5	$ 69.2	$ 75.8	$ 81.0	$ 95.5	$104.0	$ 108.1
Total Revenue	$ 69.4	$ 92.2	$106.0	$125.6	$153.8	$171.0	$199.6	$215.9	$225.1	$264.0	$289.1	$ 297.2
Total Debt & Accrued Interest, Less Cash & Investments *	$153.8	$192.4	$199.0	$209.2	$205.8	$276.7	$301.9	$305.0	$315.0	$501.1	$521.7	$ 522.3
Leverage (Total Net Debt & Accrued Interest Less Cash & Investments/ LTM adj EBITDA) *	5.1	5.4	4.6	4.1	3.4	4.3	4.4	4.0	3.9	5.2	5.0	4.8

* As of End of Period

16

*** Previously referred to as FAS 141*

Other Reconciliations $ in Millions 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Cash used in Investing Activities 31.5 $ 41.5 $ 39.0 $ 36.8 $ 65.2 $ 40.6 $ 51.7 $ 418.9 $ 71.4 $ 50.6 $ - Acquisitions - (7.8) - (1.9) (15.1) (1.1) - (349.7) - - - / + Other 0.1 (0.3) (0.2) (0.2) - - - 1.4 - 1.5 - ME in A/P prior period (3.0) (3.0) (5.9) (6.0) (10.5) (3.8) (5.8) (7.4) (9.0) (5.7) + ME in A/P current period 3.0 5.9 6.0 10.5 3.8 5.8 7.4 9.0 5.7 4.7 Accrual CAPEX 31.6 $ 36.3 $ 38.9 $ 39.2 $ 43.4 $ 41.5 $ 53.3 $ 72.2 $ 68.1 $ 51.1 $ Certain Intellamed Assets - $ - $ - $ - $ - $ - $ - $ (14.6) $ - $ - $ UHS by Parent - - - - - - - (335.1) - - Other - (7.8) - (1.9) (15.1) (1.1) - - - - Total Acquisitions - $ (7.8) $ - $ (1.9) $ (15.1) $ (1.1) $ - $ (349.7) $ - $ - $ ACQUISITIONS ACCRUAL CAPEX RECONCILIATION